EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Groen Brothers Aviation, Inc. (the “Company”) on Form 10-K for the period ending June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Groen, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Groen
David Groen
President, Chief Executive Officer and Chief Financial Officer
(Principal Executive and Principal Financial Officer)

Date: November 10, 2009